UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 6, 2009

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Prior to the third quarter of 2009, the reporting structure for the financial results of West Corporation (the “Company”) consisted of three segments:

•	Communication Services, including dedicated agent, shared agent, automated and business-to-business services, emergency communication infrastructure systems and services and notification services;

•	Conferencing Services, including reservationless, operator-assisted, web and video conferencing services; and

•

Receivables Management, including debt purchasing and collections, contingent/third-party collections, government collections, first-party collections, commercial collections, revenue cycle management, solutions to the insurance, financial services, communications and healthcare industries and overpayment identification and claims subrogation to the insurance industry.

During the third quarter of 2009, the Company implemented certain organizational changes and our Chief Executive Officer began making strategic and operational decisions with respect to assessing performance and allocating resources based on a new segment structure. The Company now operates in two business segments (the “Current Segments”):

•	Unified Communications, including reservationless, operator-assisted, web and video conferencing services and alerts and notifications services; and

•	Communication Services, including automated call processing, agent-based services and emergency communication infrastructure systems.

Consistent with this approach, the receivables management business (formerly reported as a separate segment) is now part of the Communication Services segment, and the newly named Unified Communications segment is composed of the alerts and notifications business (formerly managed under the Communication Services segment) and the conferencing and collaboration business. The revised organizational structure more closely aligns the resources used by the businesses in each segment.

In addition, on January 1, 2009, the Company adopted Accounting Standards Codification Topic 81 (“ASC 810”). ASC 810 requires that minority interests be renamed noncontrolling interests and be presented as a separate component of total equity in the consolidated balance sheet. In addition, the Company must report a consolidated net income (loss) measure that includes the amount attributable to such noncontrolling interests for all periods presented.

ASC 810 is required to be applied prospectively as of the beginning of the fiscal year in which this statement is initially applied, except for the presentation and disclosure requirements, which are required to be applied retrospectively for all periods presented. The Company reflected the results of its adoption of ASC 810 in the Company’s Quarterly Reports on Form 10-Q for the first three quarters of 2009.

The Company is filing this Current Report on Form 8-K to present its results of operations as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 based on the Current Segments and including the effects of the adoption of ASC 810.

The following Items of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed with the Securities and Exchange Commission (the “SEC”) on

March 3, 2009, have been recasted to reflect the Company’s adoption of the Current Segments and ASC 810 and are included as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference: Item 6, Selected Financial Data (Exhibit 99.1); Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.2); and Item 8, Financial Statements and Supplementary Data (Exhibit 99.3).

With respect to the financial statements in the 2008 Form 10-K, the adoption of the Current Segments and ASC 810, as reflected in this Form 8-K, affects only the manner in which certain financial information was previously reported and does not change the financial results reported in the 2008 Form 10-K. All other information in the 2008 Form 10-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and any filings made by the Company with the SEC since March 3, 2009.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1.	Selected Financial Data (presented based on Current Segments)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (presented based on Current Segments)

99.3	Financial Statements and Supplementary Data (presented based on Current Segments)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: November 6, 2009	By:	/S/ THOMAS B. BARKER
Thomas B. Barker
Chief Executive Officer